Exhibit 99.1


         Document Sciences Announces Second Quarter Financial Results

    CARLSBAD, Calif., Aug. 4 /PRNewswire-FirstCall/ -- Document Sciences Corporation (Nasdaq: DOCX) today reported net income for the quarter ended June 30, 2004, of $165,270 compared with a net loss of $779,159 for the quarter ended June 30, 2003. Net income per share for the quarter ended
June 30, 2004, was $0.04, based on 4,460,011 diluted shares outstanding, compared with a net loss per share of $0.20, based on 3,880,010 shares outstanding for the same quarter in 2003. Revenues for the quarter ended
June 30, 2004, were $5.5 million, an increase of 7% from the revenues for the quarter ended June 30, 2003.
    For the six months ended June 30, 2004, the company reported net income of $277,382, or $0.06 per share based on 4,431,845 shares outstanding, compared with a net loss of $1.7 million, or $0.45 per share based on 3,874,944 shares outstanding, for the six months ended June 30, 2003. Revenues for the six months ending June 30, 2004, were $10.7 million, compared with revenues of $9.7 million for the six months ending June 30, 2003.
    Jack McGannon, Document Sciences' President and CEO, stated that "our financial results for the most recent quarter and through the first six months of the year represent an improvement over the results for the same periods last year. Initial license fee revenues have been stronger this year, up by 9% during the second quarter and by 28% during the first six months of the year." McGannon further stated that "we also continued to add xPression customers during the quarter, including a health insurer, a property and casualty insurer, as well as a transportation company."
    The company's cash balance at June 30, 2004, was $5.6 million, down slightly from the $5.9 million balance at December 31, 2003.
    During July, the company completed its acquisition of Objectiva Software Solutions, Inc. The financial results of the company on a go forward basis will include the results of Objectiva from the date of acquisition.

    This press release may contain "forward-looking" statements about possible or assumed future results of our financial condition, operations, plans, objectives and performance. You can identify these statements by the fact they use words such as "believe," "expect," "anticipate," "estimate," "project," "intend," "plan" or similar expressions. Many possible events or factors could affect our future financial results and performance. This could cause our results or performance to differ materially from those expressed in these forward-looking statements. Some of these events or factors include the following: (i) national, international, regional and local economic, competitive and regulatory conditions and developments; (ii) the market for document automation software (including the emerging content processing market); (iii) market acceptance of enhancements to our existing products and introduction of new products; (iv) continued profitability of our professional services; (v) maintaining our relationships with Xerox Corporation and our other distribution partners and/or other risks detailed from time-to-time in our SEC reports, including the report on Form 10-K for the fiscal year ended December 31, 2003. We do not undertake, and specifically disclaim, any obligation to update forward-looking statements.


                        DOCUMENT SCIENCES CORPORATION
                         CONSOLIDATED BALANCE SHEETS

                                                    June 30,     December 31,
                                                      2004          2003
                                                  (Unaudited)
    ASSETS
    Current assets:
      Cash and cash equivalents                   $2,107,080     $1,916,595
      Short-term investments                       3,487,182      3,979,864
      Accounts receivable, net                     5,421,884      6,959,940
      Other current assets                         1,083,462        655,392
        Total current assets                      12,099,608     13,511,791
    Property and equipment, net                      564,639        689,575
    Software development costs, net                3,401,022      2,494,634
    Goodwill, net                                    724,615        724,615
    Other assets                                     265,281        202,944
        Total assets                             $17,055,165    $17,623,559

    LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
      Accounts payable                              $213,595       $205,036
      Accrued compensation                           988,495      1,088,772
      Other accrued liabilities                    1,098,060      1,159,686
      Deferred revenue                             9,407,274     10,356,855
        Total current liabilities                 11,707,424     12,810,349

    Obligations under capital leases                  58,995         69,405

    STOCKHOLDERS' EQUITY
      Common stock, $.001 par value                    3,435          3,331
      Treasury stock                                (472,231)      (556,352)
      Additional paid-in capital                   8,961,638      8,759,120
      Accumulated comprehensive loss                (107,795)       (88,611)
      Retained deficit                            (3,096,301)    (3,373,683)
        Total stockholders' equity                 5,288,746      4,743,805
        Total liabilities
         and stockholders' equity                $17,055,165    $17,623,559


                        DOCUMENT SCIENCES CORPORATION
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (UNAUDITED)

                               Three Months Ended            Six Months Ended
                                     June 30,                    June 30,
                              2004            2003        2004            2003
    Revenues:
      Initial
       license fees
       $1,593,320    $1,457,623    $3,201,021   $2,505,493
      Annual renewal
       license and
       support fees         2,929,296     2,593,637     5,738,144    5,193,476
      Services and other      955,223     1,069,927     1,799,092    2,030,885
        Total revenues      5,477,839     5,121,187    10,738,257    9,729,854
    Cost of revenues:
      Initial license fees    272,205       234,930       534,099      500,481
      Annual renewal
       license and
       support fees           504,119       445,396     1,017,753      819,211
      Services and other      741,696       720,203     1,431,365    1,400,985
        Total cost
         of revenues        1,518,020     1,400,529     2,983,217    2,720,677
    Gross margin            3,959,819     3,720,658     7,755,040    7,009,177
    Operating expenses:
      Research and
       development            903,706     1,272,434     1,831,707    2,675,986
      Selling and
       marketing
           2,084,817     2,576,154     3,983,184    4,774,957
    General and
     administrative           818,025       692,892     1,685,104    1,382,726
        Total operating
         expenses           3,806,548     4,541,480     7,499,995    8,833,669
    Income (loss)
     from operations          153,271     (820,822)       255,045  (1,824,492)
      Interest and
        other income, net      18,881        44,697        41,460      108,767
    Income (loss)
     before income taxes      172,152     (776,125)       296,505  (1,715,725)
      Provision for
       income taxes             6,882         3,034        19,123       26,444
    Net income (loss)        $165,270    $(779,159)      $277,382 $(1,742,169)

    Net income (loss)
     per share-basic            $0.05       $(0.20)        $0.09       $(0.45)
    Weighted average
     shares used in
     basic calculation      3,284,161     3,880,010    3,253,225     3,874,944
    Net income (loss)
     per share-diluted          $0.04       $(0.20)        $0.06       $(0.45)
    Weighted average
     shares used in diluted
     calculation            4,460,011     3,880,010    4,431,845     3,874,944


SOURCE  Document Sciences Corporation
    -0-                             08/04/2004
    /CONTACT: Editorial, Jack McGannon, +1-760-602-1597, jmcgannon@docscience.com, or Investors, Scott Samuels, +1-760-602-1528, ssamuels@docscience.com, both of Document Sciences Corporation/
    (DOCX)

CO:  Document Sciences Corporation
ST:  California
IN:  CPR PUB OTC
SU:  ERN